UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2021

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On April 22, 2021, Peoples Bancorp Inc. (“Peoples”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) with 14,683,285 (74.82%) of the 19,623,956 common shares outstanding and entitled to vote on the February 23, 2021 record date represented in person or by proxy.
Nine directors of Peoples were elected to serve terms of one year each: Tara M. Abraham, S. Craig Beam, George W. Broughton, David F. Dierker, James S. Huggins, Brooke W. James, Susan D. Rector, Charles W. Sulerzyski and Michael N. Vittorio.

The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes

Tara M. Abraham	11,628,895	271,086	not applicable	2,783,304
S. Craig Beam	11,825,149	74,832	not applicable	2,783,304
George W. Broughton	11,253,685	646,296	not applicable	2,783,304
David F. Dierker	11,654,803	245,178	not applicable	2,783,304
James S. Huggins	11,846,292	53,689	not applicable	2,783,304
Brooke W. James	11,593,991	305,990	not applicable	2,783,304
Susan D. Rector	11,600,632	299,349	not applicable	2,783,304
Charles W. Sulerzyski	11,838,783	61,198	not applicable	2,783,304
Michael N. Vittorio	11,827,610	72,371	not applicable	2,783,304

    Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2021. The following is a summary of the voting results:

Proposal	For	Against	Abstention	Broker Non-Votes
Non-binding advisory vote on
executive compensation	10,928,282	930,043	41,656	2,783,304

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	14,462,401	207,702	13,182	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 26, 2021	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer